UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2014

Date of reporting period: 06/30/2014

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

June 30, 2014

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS HIGH INCOME FUND, INC.

August 2014

Report to Fellow Shareholders:

Market Overview

     Based on most analyst estimates at the beginning of the year, high yield bonds generated a better than expected total return of 5.64% for the six-month period ended June 30, 2014 as measured by the Bank of America Merrill Lynch (“BAML”) U.S. High Yield Constrained Index. The modest outlook for the high yield (“HY”) market was based on the outsized returns from 2009 to 2013, and the near-historic valuation for HY bonds. During the first half of 2014, the BAML U.S. High Yield Index reached an all-time low yield of 4.82% before investors began taking profits. The record low yield in HY has been accompanied by an equally surprising rally in the Treasury market as the yield on the 10-year Treasury Note fell from over 3% at the end of 2013 to a low of 2.44% in May. The rally in Treasuries and HY corporate bonds definitely caught many market participants off balance.

     The primary drivers for the push to higher valuations of HY corporate bonds continued to be a modestly improving economy, rising corporate earnings, historically low default rates, ample market liquidity and a dearth of alternative yield investments. This lack of other options ranks as the primary concern that investors are simply chasing yield without considering all risks. The Federal Reserve’s near-zero interest rate policy has encouraged investors to seek higher returns in riskier investments just at the time when valuations are reaching new peaks. Nevertheless, timing markets, whether bonds or equities, can often prove to be a difficult exercise. Other than some minor pullbacks, the HY market generated a six-month return generally greater than what most market strategists expected for all of 2014. We fell into the camp that expected returns of 4 – 5% for the year. Having attained that after six months, we are more cautious for the balance of the year.

     The high yield market returns including the six-months ended on June 30, 2014 are shown in the chart below:

	Six Months
	Ended
	June 30,		Calendar Years
	2014	2013	2012	2011		2010
BAML U.S. Bond Indices:
BB-B Non-Distressed High Yield	5.54%	6.19%	14.29%	5.72%		13.93%
High Yield Constrained	5.64%	7.41%	15.55%	4.37%		15.07%
CCC & Lower High Yield	6.08%	12.96%	20.27%	-1.40%		18.42%
Single B High Yield	5.03%	7.47%	15.02%	4.65%		13.99%
BB High Yield	5.99%	5.19%	14.36%	6.12%		14.93%
BBB Corporate Bond	7.09%	-0.95%	11.98%	8.12%		10.88%
Equity Indices:
Russell 2000	3.19%	38.82%	16.35%	-4.18%		26.85%
S&P 500	7.14%	32.39%	16.00%	2.11%		15.06%

				Annualized
				3	Year	5	Year
BAML U.S. Bond Indices:
BB-B Non-Distressed High Yield				8.92%		12.05%
High Yield Constrained				9.24%		13.89%
CCC & Lower High Yield				10.41%		18.58%
Single B High Yield				9.10%		12.51%
BB High Yield				8.81%		12.58%
BBB Corporate Bond				7.28%		9.85%
Equity Indices:
Russell 2000				14.57%		20.21%
S&P 500				16.59%		18.83%

Outlook

     Our outlook for the balance of the year remains cautious based on current market valuations hovering near all-time highs. Recently, the market has been subject to increasing volatility and market flows which will weigh heavy on investor sentiment. While we are cautious, we do not expect the market to experience any significant sell-off due to corporate fundamentals or market valuations. However, with market valuations at such lofty levels our focus is on higher quality companies that should offer greater stability should the market enter a corrective phase.

Performance

     Nicholas High Income Fund – Class I produced a net return of 4.32% for the six-month period ended June 30, 2014. Returns for Nicholas High Income Fund, Inc. –Class I and N and selected indices are provided in the chart below for the periods ended June 30, 2014. The Fund and Morningstar performance data is net of fees, while the BAML Indices are gross of fees.

	Average Annual Total Return
	1	Year	3	Year	5	Year	10	Year
Nicholas High Income Fund, Inc. – Class I	8.95%		8.07%		11.26%		6.63%
Nicholas High Income Fund, Inc. –
Class N (linked to Class I)	8.50%		7.71%		10.84%		6.19%
BAML U.S. High Yield Constrained Index	11.79%		9.24%		13.89%		8.90%
BAML U.S. High Yield BB-B Bond Index	11.35%		8.99%		12.58%		8.25%
Morningstar High Yield Bond Funds Category	10.62%		8.24%		12.57%		7.60%
Ending value of $10,000 invested in
Nicholas High Income Fund, Inc. – Class I	$11,336		$13,440		$14,071		$21,422
Ending value of $10,000 invested in
Nicholas High Income Fund, Inc. – Class N	$11,296		$13,281		$13,863		$20,652
Fund’s Class I Expense Ratio (from 04/30/14 Prospectus): 0.66%
Fund’s Class N Expense Ratio (from 04/30/14 Prospectus): 1.01%

The Fund’s expense ratios for the period ended June 30, 2014 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. Class I shares and Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     The returns earned by the Fund in 2014 are consistent with our investment philosophy and style. Our approach has been to identify undervalued securities using rigorous financial analysis to verify that the fundamental outlook is properly aligned with current valuations. An analysis of trends in earnings, EBITDA, leverage and asset coverage are critical for making a sound investment. Security valuation is the primary gatekeeper in deciding whether to add or eliminate a holding from the portfolio. Financially sound companies with fully priced securities do not necessarily represent a good value, while companies that have stumbled financially should not automatically be dismissed as bad investments if we believe the valuations offer a sufficient margin of safety. This process suggests a more conservative approach to investing in high yield bonds, which we believe has the potential to allow for more consistent returns with potentially less downside risk.

     We remain committed to the Fund’s long-term strategy, which is based on a process that seeks to identify value opportunities in out-of-favor or poorly followed securities of financially sound companies. Opportunities tend to arise over time in securities of companies that fall temporarily out-of-favor due to specific company or industry issues that may taint the issuers. Often times these companies are in a period of transition or restructuring where market sentiment is overly harsh or negative resulting in an undervalued situation. We are keenly aware that a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor and potentially be rewarded with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding could offer significant long-term potential returns.

Thank you for your investment in the Nicholas High Income Fund.

Regards,

Lawrence J. Pavelec, CFA
Senior Vice President
Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Index Definitions – You cannot invest directly in an index.

The Bank of America Merrill Lynch U.S. High Yield Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Bank of America Merrill Lynch U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The Bank of America Merrill Lynch BB-B U.S. Non-Distressed High Yield Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BB1 through B3, inclusive, with an option-adjusted spread less than 1,000 basis points.

The Bank of America Merrill Lynch Single-B U.S. High Yield Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated B1 through B3.

The Bank of America Merrill Lynch U.S. High Yield BB Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BB1 through BB3.

The Bank of America Merrill Lynch U.S. High Yield CCC and Lower Rated Index is a subset of the Merrill Lynch US High Yield Index including all securities rated CCC1 or lower.

The Bank of America Merrill Lynch U.S. Corporate Index tracks the performance of US dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of a rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The Bank of America Merrill Lynch BBB U.S. Corporate Index is a subset of the Bank of America Merrill Lynch U.S. Corporate Index including all securities rated BBB1 through BBB3.

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Basis Point – One hundredth of a percentage point. For example, 50 basis points equals .50%

Margin of Safety – Buying with a “margin of safety,” a phrase popularized by Benjamin Graham and Warren Buffet, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a “margin of safety” does not guarantee the security will not decline in price.

Yield-to-Worst – The lowest potential yield that can be received on a bond without the issuer actually defaulting.

EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights Class I (NCINX)

For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2014			Years Ended December 31,
	(unaudited)		2013	2012	2011	2010	2009
NET ASSET VALUE,
BEGINNING OF PERIOD	$9.86		$9.86	$9.28	$9.52	$9.09	$7.18
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.28		.58	.64	.69	.74	.66
Net gain (loss) on securities
(realized and unrealized)	.14		.00 (1)	.58	(.22)	.41	1.91
Total from
investment operations	.42		.58	1.22	.47	1.15	2.57
LESS DISTRIBUTIONS
From net investment income	(.13)		(.58)	(.64)	(.71)	(.72)	(.66)
NET ASSET VALUE,
END OF PERIOD	$10.15		$9.86	$9.86	$9.28	$9.52	$9.09

TOTAL RETURN	4.32	%(2)	5.91%	13.36%	4.93%	12.99%	36.42%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$105.8		$103.8	$103.0	$93.8	$91.6	$88.6
Ratio of expenses
to average net assets	.69	%(3)	.66%	.66%	.72%	.74%	.73%
Ratio of net investment income
to average net assets	5.54	%(3)	5.74%	6.52%	7.44%	7.74%	8.12%
Portfolio turnover rate	58.28	%(3)	51.47%	62.31%	61.19%	78.23%	88.33%

(1)	The amount rounds to $0.00.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)

For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2014			Years Ended December 31,
	(unaudited)		2013	2012	2011	2010	2009
NET ASSET VALUE,
BEGINNING OF PERIOD	$9.99		$9.98	$9.39	$9.64	$9.18	$7.24
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.27		.54	.61	.66	.69	.63
Net gain (loss) on securities
(realized and unrealized)	.14		.01	.59	(.23)	.44	1.94
Total from
investment operations	.41		.55	1.20	.43	1.13	2.57
LESS DISTRIBUTIONS
From net investment income	(.12)		(.54)	(.61)	(.68)	(.67)	(.63)
NET ASSET VALUE,
END OF PERIOD	$10.28		$9.99	$9.98	$9.39	$9.64	$9.18

TOTAL RETURN	4.17	%(1)	5.54%	12.96%	4.45%	12.56%	36.15%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$6.1		$6.3	$9.3	$2.6	$3.4	$16.2
Ratio of expenses
to average net assets	1.04	%(2)	1.01%	1.01%	1.06%	1.06%	1.06%
Ratio of net investment income
to average net assets	5.20	%(2)	5.45%	6.15%	7.07%	7.34%	7.67%
Portfolio turnover rate	58.28	%(2)	51.47%	62.31%	61.19%	78.23%	88.33%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Portfolio Issuers
June 30, 2014 (unaudited)

Percentage
Name	of Net Assets
Chesapeake Energy Corporation	3.25%
Florida East Coast Holdings Corp	2.36%
CEMEX, S.A.B. de C.V	1.93%
Scientific Games International, Inc	1.76%
Landry’s, Inc	1.74%
NCR Escrow Corp	1.65%
Ball Corporation	1.60%
Six Flags Entertainment Corporation	1.60%
Goodyear Tire & Rubber Company (The)	1.48%
American Axle & Manufacturing, Inc	1.47%
Total of top ten	18.84%

Sector Diversification (as a percentage of portfolio)
June 30, 2014 (unaudited)

Fund Expenses

For the six month period ended June 30, 2014 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	12/31/13	06/30/14	01/01/14 - 06/30/14
Actual	$1,000.00	$1,043.20	$3.50
Hypothetical	1,000.00	1,021.58	3.46
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 181 then divided by 365 to reflect the one- half year period.

Fund Expenses (continued)

For the six month period ended June 30, 2014 (unaudited)

Class N
	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period**
	12/31/13	06/30/14	01/01/14 - 06/30/14
Actual	$1,000.00	$1,041.70	$5.26
Hypothetical	1,000.00	1,019.84	5.21
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 181 then divided by 365 to reflect the one-half year period.

Schedule of Investments
June 30, 2014 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 91.77%
	Automotive – Auto Makers — 1.92%
$1,000,000	Chrysler Group LLC 8.25%, 06/15/21	$1,130,000
1,000,000	General Motors Company 144A restricted, 3.50%, 10/02/18	1,022,500
		2,152,500
	Automotive – Parts & Equipment — 2.94%
1,500,000	American Axle & Manufacturing, Inc. 6.625%, 10/15/22	1,642,500
1,000,000	Goodyear Tire & Rubber Company (The) 8.25%, 08/15/20	1,097,500
500,000	Goodyear Tire & Rubber Company (The) 7.00%, 05/15/22	555,000
		3,295,000
	Banking — 0.72%
1,000,000	BAC Capital Trust XIV Floating Rate Preferred Hybrid
	Income Term Securities 4.00%, 09/29/49(1)	805,000
	Basic Industry – Building Materials — 1.93%
1,045,000	CEMEX, S.A.B. de C.V. 144A restricted,
	Floating Rate Senior Notes, 5.2336%, 09/30/15(2)	1,086,800
1,000,000	CEMEX, S.A.B. de C.V. 144A restricted, 9.00%, 01/11/18	1,075,000
		2,161,800
	Basic Industry – Forestry & Paper — 0.52%
500,000	Potlatch Corporation 144A restricted, 7.50%, 11/01/19	579,375
	Basic Industry – Metal/Mining Excluding Steel — 2.77%
1,000,000	Ausdrill Finance Pty Ltd 6.875%, 11/01/19	932,500
500,000	Cloud Peak Energy Resources LLC 8.50%, 12/15/19	535,625
1,500,000	FMG Resources (August 2006) Pty, Ltd.
	144A restricted, 8.25%, 11/01/19	1,633,125
		3,101,250
	Basic Industry – Steel Producers & Products — 0.49%
500,000	United States Steel Corporation 7.375%, 04/01/20	551,250
	Capital Goods – Aerospace & Defense — 0.91%
1,000,000	Spirit AeroSystems, Inc. 144A restricted, 5.25%, 03/15/22	1,015,000
	Capital Goods – Diversified — 0.99%
1,000,000	Park-Ohio Industries, Inc. 8.125%, 04/01/21	1,102,500
	Capital Goods – Machinery — 0.89%
1,000,000	CNH Industrial Capital LLC 144A restricted, 3.375%, 07/15/19	992,500
	Capital Goods – Packaging — 2.83%
1,750,000	Ball Corporation 5.00%, 03/15/22	1,793,750
1,250,000	Sealed Air Corporation 144A restricted, 8.125%, 09/15/19	1,376,562
		3,170,312

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 91.77% (continued)
	Consumer Cyclical – Apparel and Textiles — 0.96%
$1,000,000	Levi Strauss & Co. 7.625%, 05/15/20	$1,076,250
	Consumer Cyclical – Restaurants — 3.89%
1,775,000	Landry’s, Inc. 144A restricted, 9.375%, 05/01/20	1,952,500
1,220,000	NPC International, Inc. 10.50%, 01/15/20	1,375,550
1,000,000	Wok Acquisition Corp. 144A restricted, 10.25%, 06/30/20	1,020,000
		4,348,050
	Consumer Cyclical – Specialty Retail — 2.37%
1,000,000	Men’s Wearhouse, Inc. (The) 144A restricted, 7.00%, 07/01/22	1,035,000
500,000	Party City Holdings Inc. 8.875%, 08/01/20	553,750
1,120,000	Rent-A-Center, Inc. 4.75%, 05/01/21	1,058,400
		2,647,150
	Consumer Non-Cyclical – Beverage — 1.00%
1,000,000	Constellation Brands, Inc. 6.00%, 05/01/22	1,122,500
	Consumer Non-Cyclical – Food-Wholesale — 7.09%
1,000,000	Diamond Foods, Inc. 144A restricted, 7.00%, 03/15/19	1,047,500
1,000,000	H.J. Heinz Company 4.25%, 10/15/20	1,006,250
500,000	KeHE Distributors, LLC 144A restricted, 7.625%, 08/15/21	545,000
500,000	Pinnacle Foods Finance LLC 4.875%, 05/01/21	511,250
1,000,000	Post Holdings, Inc. 7.375%, 02/15/22	1,081,250
1,250,000	Smithfield Foods, Inc. 144A restricted, 5.875%, 08/01/21	1,321,875
1,000,000	Southern States Cooperative, Incorporated
	144A restricted, 10.00%, 08/15/21	1,015,000
750,000	TreeHouse Foods, Inc. 4.875%, 03/15/22	770,625
602,000	Wells Enterprises, Inc. 144A restricted, 6.75%, 02/01/20	632,853
		7,931,603
	Consumer Non-Cyclical – Products — 2.17%
1,465,000	FGI Operating Company, LLC 7.875%, 05/01/20	1,560,225
1,000,000	Sun Products Corporation (The) 144A restricted, 7.75%, 03/15/21	870,000
		2,430,225
	Energy – Exploration & Production — 5.68%
2,000,000	Chesapeake Energy Corporation
	Floating Rate Senior Notes, 3.48785%, 04/15/19(3)	2,022,500
1,500,000	Chesapeake Oilfield Operating, L.L.C. 6.625%, 11/15/19	1,612,500
1,000,000	Cimarex Energy Co. 5.875%, 05/01/22	1,105,000
1,000,000	Halcon Resources Corporation 8.875%, 05/15/21	1,075,000
500,000	LINN Energy, LLC 8.625%, 04/15/20	540,000
		6,355,000
	Energy – Gas-Distribution — 0.95%
974,000	MarkWest Energy Partners, L.P. 6.25%, 06/15/22	1,064,095

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 91.77% (continued)
	Energy – Oil Field Equipment & Services — 4.60%
$1,350,000	CHC Helicopter S.A. 9.25%, 10/15/20	$1,471,500
1,000,000	Hercules Offshore, Inc. 144A restricted, 7.50%, 10/01/21	992,500
1,000,000	Hornbeck Offshore Services, Inc. 5.00%, 03/01/21	997,500
500,000	Offshore Group Investment Limited 7.50%, 11/01/19	528,750
600,000	Parker Drilling Company 144A restricted, 6.75%, 07/15/22	624,000
500,000	Petroleum Geo-Services ASA 144A restricted, 7.375%, 12/15/18	533,750
		5,148,000
	Energy – Oil Refining & Marketing — 0.93%
1,000,000	Tesoro Corporation 5.375%, 10/01/22	1,045,000
	Financial Services – Brokerage — 2.33%
1,500,000	Jefferies Finance LLC 144A restricted, 7.375%, 04/01/20	1,575,000
968,000	Oppenheimer Holdings Inc. 8.75%, 04/15/18	1,033,340
		2,608,340
	Financial Services – Investments &
	Miscellaneous Financial Services — 2.92%
1,000,000	Icahn Enterprises L.P. 4.875%, 03/15/19	1,030,000
1,000,000	Neuberger Berman Group LLC 144A restricted, 5.625%, 03/15/20	1,057,500
1,000,000	Nuveen Investments, Inc. 9.50%, 10/15/20	1,185,000
		3,272,500
	Healthcare – Facilities — 3.32%
500,000	Aviv Healthcare Properties Limited Partnership 6.00%, 10/15/21	530,000
1,000,000	CHS/Community Health Systems, Inc.
	144A restricted, 6.875%, 02/01/22	1,060,000
1,500,000	DaVita Inc. 5.75%, 08/15/22	1,603,125
500,000	Sabra Health Care Limited Partnership 5.50%, 02/01/21	525,000
		3,718,125
	Healthcare – Medical Products — 2.41%
1,030,000	Fresenius Medical Care US Finance II, Inc.
	144A restricted, 5.625%, 07/31/19	1,122,700
500,000	Grifols Worldwide Operations Limited
	144A restricted, 5.25%, 04/01/22	518,750
475,000	Physio-Control International, Inc.
	144A restricted, 9.875%, 01/15/19	524,875
500,000	Teleflex Incorporated 6.875%, 06/01/19	528,750
		2,695,075
	Healthcare – Pharmaceuticals — 1.39%
1,000,000	Endo Finance Co. 144A restricted, 5.75%, 01/15/22	1,020,000
500,000	Salix Pharmaceuticals, Ltd. 144A restricted, 6.00%, 01/15/21	536,250
		1,556,250

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 91.77% (continued)
	Media – Cable — 0.95%
$1,000,000	UPCB Finance III Limited 144A restricted, 6.625%, 07/01/20	$1,065,000
	Media – Printing & Publishing — 1.36%
500,000	Deluxe Corporation 6.00%, 11/15/20	525,000
1,000,000	Quad/Graphics, Inc. 144A restricted, 7.00%, 05/01/22	1,000,000
		1,525,000
	Media – Services — 1.38%
1,500,000	Nielsen Company (Luxembourg) S.ar.l. (The)
	144A restricted, 5.50%, 10/01/21	1,548,750
	Real Estate – Development & Management — 0.45%
500,000	CBRE Services, Inc. 5.00%, 03/15/23	505,000
	Services – Gaming — 3.31%
500,000	Boyd Gaming Corporation 9.125%, 12/01/18	531,875
1,000,000	MGM Resorts International 8.625%, 02/01/19	1,191,250
1,000,000	Scientific Games International, Inc. 6.25%, 09/01/20	985,000
1,000,000	Scientific Games International, Inc.
	144A restricted, 6.625%, 05/15/21	990,000
		3,698,125
	Services – Hotels — 0.48%
500,000	FelCor Escrow Holdings, L.L.C. 6.75%, 06/01/19	531,875
	Services – Leisure — 1.60%
1,750,000	Six Flags Entertainment Corporation
	144A restricted, 5.25%, 01/15/21	1,793,750
	Services – Railroads — 2.36%
2,000,000	Florida East Coast Holdings Corp.
	144A restricted, 6.75%, 05/01/19	2,112,500
500,000	Florida East Coast Industries, LLC
	144A restricted, 9.75%, 05/01/20	528,125
		2,640,625
	Services – Support & Services — 5.22%
1,500,000	ADT Corporation (The) 3.50%, 07/15/22	1,365,000
500,000	APX Group, Inc. 6.375%, 12/01/19	518,750
500,000	Avis Budget Car Rental, LLC 144A restricted, 5.125%, 06/01/22	500,625
250,000	Avis Budget Car Rental, LLC 5.50%, 04/01/23	255,625
500,000	NESCO, LLC 144A restricted, 6.875%, 02/15/21	510,000
1,500,000	ServiceMaster Company (The) 8.00%, 02/15/20	1,616,250
1,000,000	United Rentals (North America), Inc. 6.125%, 06/15/23	1,072,500
		5,838,750
	Services – Theaters & Entertainment — 0.46%
500,000	Cinemark USA, Inc. 5.125%, 12/15/22	511,875

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 91.77% (continued)
	Services – Transportation Excluding Air & Rail — 1.43%
$500,000	Great Lakes Dredge & Dock Corporation 7.375%, 02/01/19	$525,000
1,000,000	Swift Services Holdings, Inc. 10.00%, 11/15/18	1,070,000
		1,595,000
	Technology & Electronics – Computer Hardware — 3.03%
500,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	485,000
1,000,000	Dell Inc. 144A restricted, 5.625%, 10/15/20	1,060,000
1,750,000	NCR Escrow Corp. 144A restricted, 5.875%, 12/15/21	1,846,250
		3,391,250
	Technology & Electronics – Electronics — 1.62%
250,000	Micron Technology, Inc. 144A restricted, 5.875%, 02/15/22	268,125
1,000,000	NXP B.V. 144A restricted, 3.50%, 09/15/16	1,018,750
500,000	NXP B.V. 144A restricted, 5.75%, 02/15/21	525,625
		1,812,500
	Technology & Electronics – Software & Services — 2.38%
1,500,000	Activision Blizzard, Inc. 144A restricted, 5.625%, 09/15/21	1,616,250
1,000,000	SunGard Data Systems Inc. 6.625%, 11/01/19	1,052,500
		2,668,750
	Technology & Electronics – Telecommunications Equipment — 1.37%
1,500,000	CommScope, Inc. 144A restricted, 5.00%, 06/15/21	1,530,000
	Telecommunications – Integrated & Services — 3.75%
809,000	Cincinnati Bell Inc. 8.375%, 10/15/20	886,866
500,000	CyrusOne LP 6.375%, 11/15/22	538,750
1,000,000	Frontier Communications Corporation 8.50%, 04/15/20	1,180,000
1,500,000	Intelsat Jackson Holdings S.A. 7.25%, 04/01/19	1,595,625
		4,201,241
	Telecommunications – Wireless — 0.92%
1,000,000	Digicel Limited 144A restricted, 6.00%, 04/15/21	1,032,500
	Utility – Electric-Generation — 0.78%
800,000	Calpine Corporation 144A restricted, 7.875%, 07/31/20	868,000
	TOTAL NON-CONVERTIBLE BONDS
	(cost $99,610,309)	102,702,641
BANK LOANS — 2.21%
	Healthcare – Medical Products — 0.89%
1,000,000	Grifols Worldwide Operations USA, Inc. 3.15%, 02/27/21(4)	998,130
	Technology & Electronics – Telecommunications Equipment — 1.32%
1,492,465	CDW LLC Term Loan B 3.25%, 04/29/20(5)	1,475,675
	TOTAL BANK LOANS
	(cost $2,480,599)	2,473,805

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2014 (unaudited)

Shares or
Principal
Amount		Value
COMMON STOCKS — 1.22%
	Energy — 1.04%
38,000	Dorchester Minerals, L.P	$1,160,520
	Other — 0.18%
1,500	iShares iBoxx $ High Yield Corporate Bond Fund(6)	142,800
1,500	SPDR Barclays Capital High Yield Bond ETF(6)	62,595
		205,395
	TOTAL COMMON STOCKS
	(cost $1,091,685)	1,365,915
SHORT-TERM INVESTMENTS — 3.44%
	Commercial Paper — 2.30%
$525,000	Integrys Energy Group, Inc. 0.21%, 07/01/14	525,000
500,000	Bacardi-Martini B.V. 0.25%, 07/02/14	499,996
451,000	Time Warner Cable Inc. 0.25%, 07/02/14	450,997
445,000	Kroger Co. (The) 0.23%, 07/07/14	444,983
650,000	Integrys Energy Group, Inc. 0.22%, 07/08/14	649,972
		2,570,948
	Variable Rate Security — 1.14%
1,277,101	Fidelity Institutional Money Market Fund – Class I	1,277,101
	TOTAL SHORT-TERM INVESTMENTS
	(cost $3,848,049)	3,848,049
	TOTAL INVESTMENTS
	(cost $107,030,642) – 98.64%	110,390,410
	OTHER ASSETS, NET OF LIABILITIES – 1.36%	1,522,651
	TOTAL NET ASSETS
	(basis of percentages disclosed above) – 100%	$111,913,061

(1)	The greater of (i) 3-month LIBOR plus 0.40% and (ii) 4.00%, such rate being reset quarterly.
(2)	Resets quarterly, equal to 3-month LIBOR plus 5.00%.
(3)	Resets quarterly, equal to 3-month LIBOR plus 3.25%.
(4)	Resets quarterly, equal to 1-month LIBOR plus 3.00%.
(5)	The greater of (i) 3-month LIBOR plus 2.25% and (ii) 3.25%, such rate being reset quarterly.
(6)	Exchange traded fund.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

ASSETS
Investments in securities at value (cost $107,030,642)	$110,390,410
Interest receivable	1,599,259
Other	17,006
Total assets	112,006,675

LIABILITIES
Payables —
Due to adviser —
Management fee	38,437
Accounting and administrative fee	3,973
Total due to adviser	42,410
12b-1 and servicing fee	15,008
Other payables and accrued expense	36,196
Total liabilities	93,614
Total net assets	$111,913,061

NET ASSETS CONSIST OF
Paid in capital	$114,689,178
Net unrealized appreciation on investments	3,359,768
Accumulated net realized loss on investments	(7,601,236)
Accumulated undistributed net investment income	1,465,351
Total net assets	$111,913,061

Class I:
Net assets	$105,839,440
Shares outstanding	10,425,376
NET ASSET VALUE PER SHARE ($.05 par value, 75,000,000
shares authorized), offering price and redemption price	$10.15

Class N:
Net assets	$6,073,621
Shares outstanding	590,759
NET ASSET VALUE PER SHARE ($.05 par value, 25,000,000
shares authorized), offering price and redemption price	$10.28

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2014 (unaudited)

INCOME
Interest	$3,179,158
Other	229,585
Total income	3,408,743

EXPENSES
Management fee	238,486
Transfer agent fees	25,953
Registration fees	25,878
Accounting and administrative fees	24,795
Audit and tax fees	14,663
Accounting system and pricing service fees	14,457
Printing	9,836
12b-1 fees – Class N	6,699
Directors’ fees	6,250
Legal fees	6,059
Servicing fees – Class N	2,679
Insurance	2,676
Postage and mailing	2,339
Custodian fees	1,792
Other operating expenses	2,830
Total expenses	385,392
Net investment income	3,023,351

NET REALIZED GAIN ON INVESTMENTS	433,817

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	1,225,139
Net realized and unrealized gain on investments	1,658,956
Net increase in net assets resulting from operations	$4,682,307

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended June 30, 2014 (unaudited) and the year ended December 31, 2013

	Six Months Ended
	06/30/2014	Year Ended
	(unaudited)	12/31/2013
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$3,023,351	$6,361,049
Net realized gain on investments	433,817	1,981,943
Change in net unrealized
appreciation/depreciation on investments	1,225,139	(1,837,614)
Net increase in net assets resulting
from operations	4,682,307	6,505,378

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class I	(1,390,775)	(5,949,615)
From net investment income – Class N	(64,562)	(382,362)
Total distributions	(1,455,337)	(6,331,977)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(231,223 and 911,938 shares, respectively)	2,306,542	9,111,023
Reinvestment of distributions - Class I
(120,678 and 516,374 shares, respectively)	1,209,198	5,137,252
Cost of shares redeemed – Class I
(456,187 and 1,343,287 shares, respectively)	(4,560,603)	(13,475,944)
Proceeds from shares issued - Class N
(257,704 and 958,528 shares, respectively)	2,629,639	9,724,684
Reinvestment of distributions – Class N
(6,244 and 37,104 shares, respectively)	63,372	375,506
Cost of shares redeemed – Class N
(302,808 and 1,299,185 shares, respectively)	(3,062,442)	(13,242,955)
Change in net assets derived from
capital share transactions	(1,414,294)	(2,370,434)
Total increase (decrease) in net assets	1,812,676	(2,197,033)

NET ASSETS
Beginning of period	110,100,385	112,297,418
End of period (including accumulated
undistributed net investment income of
$1,465,351 and $61,372, respectively)	$111,913,061	$110,100,385

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

June 30, 2014 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on Form N-CSR for the year ended December 31, 2013.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies —

Nicholas High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values. The following is a summary of the significant accounting policies of the Fund: (a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors.

Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

     Level 1 – quoted prices in active markets for identical investments Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$1,365,915
Variable Rate Security	1,277,101
Level 2 –
Non-Convertible Bonds(1)	102,702,641
Bank Loans(1)	2,473,805
Commercial Paper	2,570,948
Level 3 –
None	—
Total	$110,390,410
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the period ended June 30, 2014 and the Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

(d) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At June 30, 2014, reclassifications were recorded to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $164,035.

The tax character of distributions paid during the six months ended June 30, 2014 and the year ended December 31, 2013 was as follows:

	06/30/2014	12/31/2013
Distributions paid from:
Ordinary income	$1,455,337	$6,331,977

As of June 30, 2014, investment cost for federal tax purposes was $107,030,642 and the tax basis components of net assets were as follows:

Unrealized appreciation	$3,838,739
Unrealized depreciation	(478,971)
Net unrealized appreciation	$3,359,768

There were no differences between the book-basis and tax-basis components of net assets.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2014. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended June 30, 2014. At June 30, 2014, the fiscal years 2010 through 2013 remain open to examination in the Fund’s major tax jurisdictions.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of June 30, 2014. There have been no significant subsequent events since June 30, 2014 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.50% of the average net asset value up to and including $50 million, 0.40% of the average net asset value in excess of $50 million and up to and including $100 million and 0.30% of the average net asset value in excess of $100 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $3,627 for the period ended June 30, 2014 for legal services rendered by this law firm.

(3) Investment Transactions —

For the period ended June 30, 2014, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $33,139,995 and $30,290,825, respectively.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

(4) Concentration of Risk —

The Fund invests primarily in high yield debt securities. The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the market for these securities is generally less liquid than for higher rated securities.

Historical Record(1)
(unaudited)

	Net	Net Investment		Growth of an
	Asset Value	Income Distributions		Initial $10,000
Class I	Per Share	Per Share		Investment(3)
November 21, 1977(2)	$25.50	$—		$10,000
December 31, 1992	16.90	1.4775		35,143
December 31, 1993	17.60	1.4450		39,695
December 31, 1994	16.05	1.5050		39,626
December 31, 1995	17.10	1.4750		46,029
December 31, 1996	17.65	1.4800		51,721
December 31, 1997	18.45	1.4515		58,514
December 31, 1998	16.95	1.5775		58,788
December 31, 1999	15.30	1.6560		58,749
December 31, 2000	12.00	1.5300		51,620
December 31, 2001	11.80	1.2150		56,144
December 31, 2002	9.65	0.9925		50,459
December 31, 2003	10.95	0.8450		61,937
December 31, 2004	11.15	0.8200		67,915
December 31, 2005	10.50	0.7895		68,849
December 31, 2006	10.70	0.7455		75,221
December 31, 2007	10.18	0.7502		76,820
December 31, 2008	7.18	0.7140		58,955
December 31, 2009	9.09	0.6581		80,426
December 31, 2010	9.52	0.7230		90,876
December 31, 2011	9.28	0.7070		95,354
December 31, 2012	9.86	0.6375		108,095
December 31, 2013	9.86	0.5757		114,488
June 30, 2014	10.15	0.1340	(a)	119,431
Class N
February 28, 2005(2)	$11.20	$—		$10,000
December 31, 2005	10.40	0.7320		9,947
December 31, 2006	10.60	0.7140		10,846
December 31, 2007	10.06	0.7119		11,018
December 31, 2008	7.24	0.5238		8,448
December 31, 2009	9.18	0.6323		11,501
December 31, 2010	9.64	0.6683		12,946
December 31, 2011	9.39	0.6782		13,522
December 31, 2012	9.98	0.6062		15,275
December 31, 2013	9.99	0.5367		16,121
June 30, 2014	10.28	0.1249	(a)	16,793

(1)

Per share amounts presented for the periods prior to December 31, 2007 in this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.

(2)	Initial date under Nicholas Company, Inc. management.
(3)	Assuming reinvestment of distributions.
(a)	Paid on April 29, 2014 to shareholders of record on April 28, 2014. The Fund distributed no capital gains for the time periods listed.

Approval of Investment Advisory Contract

(unaudited)

In February 2014, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through February 2015. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended December 31, 2013, the management fee was 0.43% and the Fund’s Class I and Class N total expense ratios (including the management fee) were 0.66% and 1.01%, respectively. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s Class I expense ratio, which was the lowest in its overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included high-yield bond funds with similar asset sizes, credit quality and number of holdings. In terms of the peer group data used for performance comparisons, the Fund’s Class I was ranked 5th, 4th, 7th and 5th out of 8 funds for the one-, three-, five- and ten-year periods ending December 31, 2013. The Fund’s Class I had the lowest expense ratio among its peer group and ranked 3rd in terms of 12-month yield out of the 8 funds.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance relative to its peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure, the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board discussed the Fund’s relatively low fees, historical returns and risk profile and management’s strategies to improve the absolute and relative performance of the Fund. The Board agreed that the Adviser had the resources, financial management and administrative capacity to continue to provide quality services. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

     Nicholas High Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered

(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers

DAVID O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

ALBERT O. NICHOLAS, Executive Vice President

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: August 28, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: August 28, 2014

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: August 28, 2014